SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events [Text Block]
NOTE 15 – SUBSEQUENT EVENTS

On March 4, 2014 the Company closed the acquisition of Xora, Inc., a cloud-based market leader in mobile workforce management, by merger. Under the terms of the merger agreement, the consideration for the transaction is approximately $15 million in cash, including working capital and cash adjustments.